Exhibit 8.1

List of Subsidiaries

Company	Country of Incorporation

A Plus Education Solutions Private Limited	India
Addison Wesley Longman Australia Pty Limited	Australia
Addison Wesley Longman, Inc.	US
Addison-Wesley Educational Publishers Inc.	US
AEL (S) PTE Limited	Singapore
Aldwych Finance Limited	UK
America’s Choice, Inc.	US
ASET Group Limited	UK
ASET Limited	UK
ASET Management Limited	UK
ASET Solutions Limited	UK
ATI Professional Development LLC	US
Atkey Finance Limited	Ireland
Aulis Verwaltungs GmbH	Germany
Axis Finance Inc.	US
Beijing Global Education & Technology Co., Ltd.	China
Beijing Wall Street English Training Centre Company Limited	China
Berrisford Finance Limited	Ireland
Blue Wharf Limited	UK
Burmedia Investments Limited	UK
CA of Michigan, LLC	US
Camsaw College Publishing Company, Inc.	US
Camsaw, Inc.	US
CAMSAWUSA, Inc.	US
Casapsi Livraria e Editora Ltda	Brazil
Centro Cultural Americano Franquias e Comércio Ltda.	Brazil
Century Consultants, Ltd.	US
Certiport China Co. Ltd.	China
Certiport China Holding, LLC	US
Certiport, Inc.	US
CG Manipal Schools Private Limited	Nepal
Chongqing WSE Training Centre Co Ltd	China
Cogmed Systems AB	Sweden
Connections Academy of Alaska, LLC	US
Connections Academy of Arizona, LLC	US
Connections Academy of Arkansas, LLC	US
Connections Academy of California, LLC	US
Connections Academy of Colorado, LLC	US
Connections Academy of DC, LLC	US
Connections Academy of Florida, LLC	US
Connections Academy of Georgia, LLC	US
Connections Academy of Idaho, LLC	US
Connections Academy of Indiana, LLC	US
Connections Academy of Iowa, LLC	US
Connections Academy of Kansas, LLC	US
Connections Academy of Kentucky, LLC	US
Connections Academy of Louisiana, LLC	US
Connections Academy of Maine, LLC	US

Company	Country of Incorporation

Connections Academy of Maryland, LLC	US
Connections Academy of Massachusetts, LLC	US
Connections Academy of Minnesota, LLC	US
Connections Academy of Missouri, LLC	US
Connections Academy of Nevada, LLC	US
Connections Academy of New Jersey, LLC	US
Connections Academy of New Mexico, LLC	US
Connections Academy of New York, LLC	US
Connections Academy of North Carolina, LLC	US
Connections Academy of Ohio, LLC	US
Connections Academy of Oklahoma, LLC	US
Connections Academy of Oregon, LLC	US
Connections Academy of Pennsylvania LLC	US
Connections Academy of South Carolina, LLC	US
Connections Academy of Tennessee, LLC	US
Connections Academy of Texas, LLC	US
Connections Academy of Utah, LLC	US
Connections Academy of Virginia LLC	US
Connections Academy of Washington LLC	US
Connections Academy of Wisconsin LLC	US
Connections Academy of Wyoming, LLC	US
Connections Education, LLC	US
Connections Education, Inc.	US
CTI Education Group (Pty) Limited	South Africa
Dale Seymour Publications, Inc.	US
Dominie Press Inc	US
Dorian Finance Limited	Ireland
Dorling Kindersley Australasia Pty Limited	Australia
E Q L Assessment Limited	UK
EBNT Canada Holdings ULC	Canada
EBNT Holdings Limited	Canada
EBNT USA Holdings Inc.	US
eCollege.com	US
Edexcel Limited	UK
Edexcel South Africa Pty Ltd	South Africa
Éditions Du Renouveau Pédagogique Inc.	Canada
Education by Association (Pty) Ltd	South Africa
Education Development International Plc	UK
Education Resources (Cyprus) Limited	Cyprus
Educational Management Group Inc	US
Educational Publishers LLP	UK
Educational Resources (HK) Limited	Hong Kong
Educational Resources Pte Ltd	Singapore
Educomp Higher Initiatives Pte Ltd	Singapore
Embanet ULC	Canada
Embanet-Compass Knowledge Group, Inc.	US
Embankment Finance Limited	UK
English Language Learning and Instruction System, Inc.	US
eNVQ Limited	UK
Escape Studios Limited	UK
Falstaff Holdco Inc.	US
Falstaff Inc.	US

Company	Country of Incorporation

FastExpress Centro de Idiomas Ltda	Brazil
FBH, Inc.	US
Florida Connections Academy, L.L.C.	US
Franchise Support & Services, SL	Spain
Gamma Master China, Limited	Hong Kong
GED Domains LLC	US
GED Testing Service LLC	US
Global Education & Technology (HK) Limited	Hong Kong
Global Education & Technology Group Limited	Cayman Islands
Global Elite Education & Technology (Shanghai) Co. Limited	China
GlobalEnglish Asia, Inc.	US
GlobalEnglish Brasil Ltda.	Brazil
GlobalEnglish France SARL	France
GlobalEnglish Germany GmbH	Germany
GlobalEnglish Hong Kong Limited	Hong Kong
GlobalEnglish India Private Limited	India
GlobalEnglish Mexico S. de R.L.	Mexico
Globe Fearon Inc.	US
GOAL Limited	UK
Green Wharf Limited	UK
Guangzhou Crescent Software Co., Ltd	China
Heilongjiang WSE Training Centre Co Ltd	China
Heinemann Educational Botswana (Publishers) (Pty) Limited	Botswana
Heinemann Lesotho(Pty) Ltd	Lesotho
Heinemann Publishers (Pty) Ltd	South Africa
Icodeon Limited	UK
IndiaCan Education Private Limited	India
Integral 7, Inc.	US
Intellipro, Inc	US
J M Soluções Exportação e Importação Ltda	Brazil
Joint Examining Board Limited	UK
Kagiso Education Pty Ltd	South Africa
Knowledge Analysis Technologies, LLC	US
LCCI International Qualifications (Malaysia) Sdn. Bhd.	Malaysia
LCCIEB Training Consultancy., Ltd	China
Learn Capital Venture Partners II, L.P.	US
LessonLab, Inc.	US
Lignum Oil Company	US
Linx Brasil Distribuidora Ltda.	Brazil
Longman (Malawi) Limited	Malawi
Longman Australasia Pty Ltd	Australia
Longman Group (Overseas Holdings) Limited	UK
Longman Indochina Acquisition, L.L.C.	US
Longman Kenya Limited	Kenya
Longman Mocambique Ltda	Mozambique
Longman Swaziland (Pty) Limited	Swaziland
Longman Tanzania Limited	Tanzania
Longman Zambia Educational Publishers Pty Ltd	Zambia
Longman Zambia Limited	Zambia
Longman Zimbabwe (Private) Ltd	Zimbabwe
Longmaned Ecuador S.A.	Ecuador
LRTE VOXY, LLC	US

Company	Country of Incorporation

LRTE Voxy, L.P.	US
Maskew Miller Longman (Pty) Limited	South Africa
MeasureUp, LLC	US
Midlands Educational Technology Limited	UK
Midrand Graduate Institute Pty Ltd	South Africa
Modern Curriculum Inc.	US
Multi Treinamento e Editora Ltda.	Brazil
Multilingua Limited	UK
National Computer Systems Japan Co. Ltd	Japan
NCS Information Services Technology (Beijing) Co Ltd	China
NCS Pearson Pty Ltd	Australia
NCS Pearson Puerto Rico, Inc.	Puerto Rico
NCS Pearson, Inc.	US
Ordinate Corporation	US
P.Ed. Aust Pty Ltd	Australia
Pearson (Beijing) Management Consulting Co., Ltd.	China
Pearson (Guizhou) Education Technology Co., Ltd.	China
Pearson (Singapore) Pte. Ltd.	Singapore
Pearson Affordable Learning Fund Limited	UK
Pearson America LLC	US
Pearson Amsterdam B.V.	Netherlands
Pearson Amsterdam Finance Limited	UK
Pearson Assessment & Information B.V.	Netherlands
Pearson Assessment and Information GmbH	Germany
Pearson Australia Finance Unlimited	UK
Pearson Australia Group Pty Ltd	Australia
Pearson Australia Holdings Pty Ltd	Australia
Pearson Australia Pty Ltd	Australia
Pearson Benelux B.V.	Netherlands
Pearson Books Limited	UK
Pearson Brazil Finance Limited	UK
Pearson Business (Asia Pacific) Pte. Ltd	Singapore
Pearson Business Services Inc.	US
Pearson Canada Assessment Inc	Canada
Pearson Canada Finance Unlimited	UK
Pearson Canada Holdings Inc	Canada
Pearson Canada Inc.	Canada
Pearson Central Europe sp. z o.o.	Poland
Pearson Charitable Foundation	US
Pearson College Limited	UK
Pearson DBC Holdings Inc.	US
Pearson Desarrollo y Capacitación Profesional Chile Limitada	Chile
Pearson Deutschland GmbH	Germany
Pearson Digital Learning Puerto Rico, Inc.	Puerto Rico
Pearson Dollar Finance plc	UK
Pearson Dollar Finance Two plc	UK
Pearson Educacion de Chile Limitada	Chile
Pearson Educacion de Colombia S A S	Colombia
Pearson Educacion de Mexico, S.A. de C.V.	Mexico
Pearson Educacion de Panama S.A.	Panama
Pearson Educacion de Peru S.A.	Peru
Pearson Educacion de Venezuela C.A.	Venezuela

Company	Country of Incorporation

Pearson Educacion S.A.	Spain
Pearson Education (Singapore) Pte Ltd	Singapore
Pearson Education Achievement Solutions (RF) (Pty) Ltd	South Africa
Pearson Education Africa (Pty) Ltd	South Africa
Pearson Education and Assessment, Inc.	US
Pearson Education Asia Limited	Hong Kong
Pearson Education Botswana (Pty) Limited	Botswana
Pearson Education do Brasil S.A	Brazil
Pearson Education Hellas S.A.	Greece
Pearson Education Holdings Inc.	US
Pearson Education Holdings Limited	UK
Pearson Education Indochina Limited	Thailand
Pearson Education Investments Limited	UK
Pearson Education Korea Limited	South Korea
Pearson Education Limited	UK
Pearson Education Namibia (Pty) Limited	Namibia
Pearson Education Publishing Limited	Nigeria
Pearson Education S.A.	Uruguay
Pearson Education S.A.	Argentina
Pearson Education South Africa (Pty) Ltd	South Africa
Pearson Education South Asia Pte. Ltd.	Singapore
Pearson Education Taiwan Ltd	Taiwan
Pearson Education, Inc.	US
Pearson Educational Measurement Canada, Inc.	Canada
Pearson Educational Publishers, LLC	US
Pearson Egitim Cozumleri Tikaret Limited Sirketi	Turkey
Pearson English (Shanghai) Software Technology Co., Ltd.	China
Pearson English Corporation	US
Pearson English KK	Japan
Pearson Falstaff (Holdings) Inc.	US
Pearson France SAS	France
Pearson Funding Five plc	UK
Pearson Funding Four plc	UK
Pearson Funding One plc	UK
Pearson Funding Two plc	UK
Pearson Group FURBS Trustee Limited	UK
Pearson Group Pension Trustee Limited	UK
Pearson Heinemann Limited	UK
Pearson Holdings Inc.	US
Pearson Holdings Southern Africa (Pty) Limited	South Africa
Pearson in Practice ATA Limited	UK
Pearson in Practice Holdings Limited	UK
Pearson in Practice Skills Based Learning Limited	UK
Pearson in Practice Technology Limited	UK
Pearson Inc.	US
Pearson India Education Services Private Limited	India
Pearson International Finance Limited	UK
Pearson Investment Holdings, Inc.	US
Pearson Ioki sp. z o.o.	Poland
Pearson Italia S.p.A	Italy
Pearson Japan KK	Japan
Pearson Lanka (Private) Limited	Sri Lanka

Company	Country of Incorporation

Pearson Learning China (HK) Limited	Hong Kong
Pearson Lesotho (Pty) Ltd	Lesotho
Pearson Loan Finance No. 3 Limited	UK
Pearson Loan Finance No. 4 Limited	UK
Pearson Loan Finance No.2 Unlimited	UK
Pearson Loan Finance Unlimited	UK
Pearson Longman LLC	US
Pearson Longman Uganda Limited	Uganda
Pearson Luxembourg No. 2. Sarl	Luxembourg
Pearson Malaysia Sdn. Bhd.	Malaysia
Pearson Management Services Limited	UK
Pearson Management Services Philippines Inc.	Philippines
Pearson South Africa (Pty) Ltd (formerly Pearson Marang (Pty) Ltd)	South Africa
Pearson Netherlands B.V.	Netherlands
Pearson Netherlands Holdings B.V.	Netherlands
Pearson New Zealand Limited	New Zealand
Pearson Nominees Limited	UK
Pearson Online Tutoring LLC	US
Pearson Overseas Holdings Limited	UK
Pearson PEM P.R., Inc.	Puerto Rico
Pearson Pension Property Fund Limited	UK
Pearson PRH Holdings Limited	UK
Pearson Professional Assessments Limited	UK
Pearson Publications Inc.	US
Pearson Real Estate Holdings Inc.	US
Pearson Real Estate Holdings Limited	UK
Pearson Schweiz AG	Switzerland
Pearson Services Limited	UK
Pearson Shared Services Limited	UK
Pearson Sweden AB	Sweden
Pearson VUE Philippines, Inc.	Philippines
Peisheng Yucai (Beijing) Technology Development Limited	China
Penguin Capital, LLC	US
Peter Honey Publications Ltd	UK
Phumelela Publishers (Pty) Ltd	South Africa
PN Holdings Inc.	US
Prentice-Hall Hispanoamericana S.A. de C.V.	Mexico
Prentice-Hall Holdings B.V.	Netherlands
ProctorCam, Inc.	US
PT Efficient English Services	Indonesia
Reading Property Holdings LLC	US
Rebus Planning Associates Inc	US
Regents Publishing Co., Inc.	US
Reston Publishing Co., Inc	US
Revolution Learning Capital Partners, L.P.	US
Revolution Pearson Special	US
Rycade Capital Corporation	US
Sector Training Limited	UK
Servicios Administrativos Pearson Educacion S.A. de C.V.	Mexico
Shanghai AWL Education Software Ltd	China
Silver Burdett Ginn Inc.	US
Skylight Training and Publishing Inc	US

Company	Country of Incorporation

Smarthinking, Inc.	US
Sound Holdings Inc.	US
Spear Insurance Company Limited	Bermuda
Stark Holding GmbH	Germany
Stark Verlagsgesellschaft mbH & Co. KG	Germany
Stark Verwaltungsgesellschaft mbH	Germany
Sunnykey International Holdings Limited (BVI)	BVI
Tecquipment Services Limited	UK
Testchange Limited	UK
Texas Connections Academy at Houston, LLC	US
The Assessment Company Limited	UK
The Coaching Space Limited	UK
The Learning Edge International pty Ltd	Australia
The SIOP Institute, LLC	US
The Waite Group Inc	US
TQ Catalis Limited	UK
TQ Clapham Limited	UK
TQ Education and Training Limited	UK
TQ Education and Training Limited	Saudi Arabia
TQ Global Limited	UK
TQ Group Limited	UK
TQ Holdings Limited	UK
TQ Training Limited	UK
TQ Training Services Limited	UK
TQ Trustees Limited	UK
Training for Advancement Holdings Limited	UK
Training for Advancement Limited	UK
Vue Testing Services Israel Ltd	Israel
Wall Street English Training Centre (Shanghai) Company Limited	China
Wall Street Institute Kft,	Hungary
Wall Street Institute Master Italia Srl	Italy
WP Group Pension Trustees Limited	UK
WSE Education Brazil Licenciamentos e Cursos de Idiomas Ltda.	Brazil
WSE Training Centre (Guangdong) Co., Ltd.	China
WSI Education GmbH	Germany
WSI International, Inc.	US
WSI Korea, Inc	South Korea